                                                                  Exhibit 99.1


                                                              FILED

                                                      2008 Jan 22 AM 09:19

                                                   CLERK U.S. BANKRUPTCY COURT
                                                    NORTHERN DISTRICT OF OHIO
                                                            YOUNGSTOWN




                            TRANSMITTAL OF QUARTERLY
                   POST CONFIRMATION REPORT WITH CERTIFICATION
                    FOR THE QUARTER ENDED: December 29, 2007


In re:  PHAR-MOR, INC., et al     )        Case No.:  01-44007 through 01-44015
                                  )
                                  )        Chapter 11
                                  )
                 Debtors          )        KAY WOODS,
                                  )        U.S. Bankruptcy Judge


Debtors, affirm that:

     1. The attached Chapter 11 Post Confirmation Report for the quarter ended December 29, 2007, which includes the Total Disbursement for Quarter, the Summary Amounts Distributed Under the Plan, and the Summary of Status on Consummation of Plan has been reviewed and the report as prepared fairly and accurately reflects the Debtors' complete disbursement/distribution activity and status for the period stated.

     2. The individual responsible for preparing the attached report was Martin S. Seekely whose title is Chief Financial Officer. Any questions regarding the attached report should be directed to Martin
          S. Seekely at telephone number (330) 740-2920.

     3. The Debtors are in compliance with the provisions of the confirmed Chapter 11 Plan except as listed below:

                           None

     4. The undersigned is authorized to file this report on behalf of the Debtors.

IT IS CERTIFIED HEREBY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                            DEBTORS:

    Dated: January 21, 2008                 By:  /s/ Martin S. Seekely
                                                 -----------------------------
                                                 Martin S. Seekely
                                                 Chief Financial Officer

                       CHAPTER 11 POST CONFIRMATION REPORT
                       FOR QUARTER ENDED December 29, 2007


Debtor: PHAR-MOR, INC. et al               Case No.:  01-44007 through 01-44015

Total Disbursements for Quarter
-------------------------------

All disbursements made by the Debtor during the current quarter, whether under the plan or not, must be accounted for and reported herein for the purposes of calculating quarterly fees.

                                            Total Disbursements:      $ 313,291

Summary of Amounts Distributed Under the Plan:
---------------------------------------------

                                            Current Quarter        Paid to Date
                                            ---------------        ------------
         A. Fees and Expenses:
1.  Trustee Compensation                      $   1,500            $    239,750
2.  Fees for Attorney for Trustee                     -                       -
3.  Fee for Attorney for Debtors                100,569               2,351,390
4.  Other Professionals                          36,389               7,371,598
5.  All expenses, including Trustee                   -                       -

         B. Distributions:
6.  Secured Creditors                                 -                       -
7.  Priority Creditors                                -              11,410,264
8.  Unsecured Creditors                               -              34,572,317
9.  Equity Security Holders                           -                       -
10. Other Payments or Transfers
      Merchandise and Other Payments             44,241             736,867,070
      Payroll                                   130,591              93,848,401

    Total Plan Payments
       (Sums of Lines 1-10)                   $ 313,291            $886,660,790

Summary of Status on Consummation of Plan:
-----------------------------------------

Plan payments are current:                                  Yes   X    No
                                                                -----     -----
      If no, attach explanatory statement identifying payments not made (by creditor, amount, and date due), reason for non-payment, and an estimated date as to when payments will be brought current.

Quarterly fees due to the United States Trustee are current:
                                                            Yes   X    No
                                                                -----     -----

Anticipated date of final report/motion for final decree:  September 30, 2008